UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

Axcelis Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-30941	34-1818596
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

108 Cherry Hill Drive
Beverly, Massachusetts 01915

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (978) 787-4000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	ACLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 30, 2025, Axcelis Technologies, Inc., a Delaware corporation (“Axcelis”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Axcelis, Victory Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Axcelis (“Merger Sub”), and Veeco Instruments Inc., a Delaware corporation (“Veeco”).

On October 1, 2025, copies of the documents furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 were disseminated by Axcelis in connection with the announcement of the transactions contemplated by the Merger Agreement.

The information in this report furnished pursuant to Item 7.01 (including the Exhibits referenced herein), are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Additional Information about the Acquisition and Where to Find It

In connection with the proposed transaction, Axcelis and Veeco intend to prepare, and Axcelis intends to file with the SEC, a registration statement on Form S-4 that will include a joint proxy statement/prospectus with respect to shares of Axcelis’ common stock to be issued in the transaction (the “joint proxy statement/prospectus”). Each of Axcelis and Veeco may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or any other document that Axcelis or Veeco may file with or furnish to the SEC. The definitive joint proxy statement/prospectus (if and when available) will be mailed to stockholders of Axcelis and Veeco. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and other documents containing important information about Axcelis, Veeco and the proposed transaction, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by Axcelis will be available free of charge on Axcelis’ website at investor.axcelis.com or by contacting Axcelis’ Investor Relations department by email at Investor-Relations@axcelis.com. Copies of the documents filed with or furnished to the SEC by Veeco will be available free of charge on Veeco’s website at ir.veeco.com or by contacting Veeco’s Investor Relations department by email at Investorrelations@veeco.com.

Participants in the Solicitation

Axcelis, Veeco and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Axcelis, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Axcelis’ proxy statement for its 2025 annual meeting of stockholders, which was filed with or furnished to the SEC on March 31, 2025. Information about the directors and executive officers of Veeco, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Veeco’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 20, 2025. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with or furnished to the SEC regarding the proposed transaction. You may obtain free copies of these documents using the sources indicated above.

No Offer or Solicitation

This document is not intended to and shall not constitute an offer to purchase or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements included in this document, and any related oral statements, that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Statements in this document other than historical facts, such as statements pertaining to: (i) future industry demand for semiconductors and wafer fabrication equipment; (ii) future development of regulatory landscape; (iii) Axcelis’ or Veeco’s market position for the future; (iv) forecasts of financial measures for future periods; (v) long-term financial targets and underlying assumptions; (vi) the future investment plan for research and development, technology and infrastructure; (vii) future shareholder returns; and (viii) potential synergies or other benefits of a potential transaction between Axcelis and Veeco, are forward-looking statements.

Any statements that involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events, or performance (often but not always using phrases such as “expects” or “does not expect,” “is expected,” “anticipates” or “does not anticipate,” “plans,” “budget,” “scheduled,” “forecasts,” “estimates,” “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could,” “would,” “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking information and are intended to identify forward-looking information.

These forward-looking statements are based on current information and assumptions and involve a number of risks and uncertainties, including relating to obtaining applicable regulatory and stockholder approvals, satisfying other closing conditions to the proposed transaction, the expected tax treatment of the proposed transaction, the expected timing of the proposed transaction and the integration of the businesses and the expected benefits, cost savings, accretion, synergies and growth to result therefrom. These risks include, among other things: failure to obtain applicable regulatory or stockholder approvals in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transaction or to complete the proposed transaction on anticipated terms and timing; negative effects of the announcement of the proposed transaction; risks that the businesses will not be integrated successfully or that the combined company will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize or may be more costly to achieve than expected; the risk that disruptions from the proposed transaction will harm business plans and operations; risks relating to unanticipated costs of integration; significant transaction and/or integration costs, or difficulties in connection with the proposed transaction and/or unknown or inestimable liabilities; restrictions during the pendency of the proposed transaction that may impact the ability to pursue certain business opportunities or strategic transactions; potential litigation associated with the proposed transaction; the potential impact of the announcement or consummation of the proposed transaction on Axcelis’, Veeco’s or the combined company’s relationships with suppliers, customers, employees and regulators; and demand for the combined company’s products. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: economic, political and social conditions in the countries in which Axcelis and Veeco, their respective customers and suppliers operate; disruption to Axcelis’ and Veeco’s respective manufacturing facilities or other operations, or the operations of Axcelis’ and Veeco’s respective customers and suppliers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; Axcelis’, Veeco’s and the combined company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; Axcelis’, Veeco’s and the combined company’s ability to maintain their respective technology advantage and protect their respective proprietary rights; Axcelis’, Veeco’s and the combined company’s ability to compete with new products introduced by their respective competitors; Axcelis’, Veeco’s and the combined company’s ability or the ability of their respective customers to obtain U.S. export control licenses for the sale of certain products or provision of certain services to customers in China.

For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K, please refer to Axcelis’ most recent Annual Report on Form 10-K and Veeco's most recent Annual Report on Form 10-K, and other subsequent filings with the SEC made by Axcelis and/or Veeco. Unless required by law, we assume no obligation to, and do not currently intend to, update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Investor Presentation, dated October 1, 2025
99.2	Infographic, dated October 1, 2025
99.3	Corporate LinkedIn post, dated October 1, 2025
99.4	Employee Letter, dated October 1, 2025
99.5	Investor Presentation Conference Call Transcript, dated October 1, 2025
99.6	Microsite, dated October 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXCELIS TECHNOLOGIES, INC.

	By:	/s/ Eileen J. Evans
Date: October 1, 2025	Eileen J. Evans
Executive Vice President HR/Legal and General Counsel